                                                                   EXHIBIT 10.26

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG IPC INFORMATION
  SYSTEMS, INC., AS PARENT BORROWER, IPC FUNDING CORP., AS SUB BORROWER, IPC
   COMMUNICATIONS, INC., AS A LOAN PARTY, THE LENDERS SIGNATORY THERETO, AS LENDERS, GENERAL ELECTRIC CAPITAL CORPORATION, AS ISSUING BANK, COLLATERAL
AGENT, ADMINISTRATIVE AGENT AND LENDER, AND FIRST UNION CAPITAL MARKETS, INC.,
                            AS DOCUMENTATION AGENT

          This Amendment No. 4 to Amended and Restated Credit Agreement, dated as of December 1, 1999 and effective as of September 30, 1999 (this "Amendment"), is entered into by and among IPC Information Systems, Inc., a Delaware corporation (the "Parent Borrower"); IPC Funding Corp., a Delaware corporation (the "Sub Borrower"); IPC Communications, Inc., a Delaware corporation ("Holdings"), as a Loan Party; General Electric Capital Corporation, as a Lender, and as Collateral Agent, Issuing Bank and Administrative Agent (the "Administrative Agent") for the Lender Parties; and the other Lenders.

                                   RECITALS

          A. Borrowers, Holdings, the Administrative Agent, the Lenders and First Union Capital Markets, Inc., as Documentation Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of June 21, 1999 (as amended by Amendment No. 1 thereto, dated as of July 1, 1999, Amendment No. 2 thereto, dated as of August 12, 1999, and Amendment No.3 thereto, dated as of September 24, 1999, the "Credit Agreement").

          B. Borrowers, Holdings, the Administrative Agent and the Lenders are desirous of amending certain sections of, and making certain other changes to the Credit Agreement, as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Holdings, the Administrative Agent and Lenders hereby agree as follows:

1.   Definitions.  Except to the extent otherwise specified herein, capitalized
     -----------
terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.   Amendments and Covenants.
     ------------------------

     2.1. Section 5.04(c) of the Credit Agreement is hereby amended by deleting the ratio "6.60:1.00" that appears opposite the date "September 30, 1999" and replacing it with the ratio "7.70 :1.00".

     2.2. Section 5.04(d) of the Credit Agreement is hereby amended by deleting the ratio "1.28:1.00" that appears opposite the date "September 30, 1999" and replacing it with the ratio "1.07 :1.00".

     2.3 The Parent Borrower shall maintain as at the end of October 31,1999, EBITDA of not less than $36,000,000 for the trailing twelve month period then ended.

     2.4 The Parent Borrower shall maintain as at the end of October 31, 1999 a ratio of Consolidated EBITDA to cash interest payable on all Debt of the Parent Borrower and its Subsidiaries, for the trailing twelve month period ending October 31, 1999, of not less than 4.00:1.00.

     2.5 The Parent Borrower shall maintain as at the end of October 31, 1999 a Leverage Ratio of the Parent Borrower and its Subsidiaries, for the trailing twelve month period ending October 31, 1999, of not more than 6.60:1.00.

     2.6 The Parent Borrower shall maintain as at the end of October 31, 1999 a ratio of (i) EBITDA for the trailing twelve month period of the Parent Borrower and its Subsidiaries, less Capital Expenditures made by the Parent Borrower and
                      ----
its Subsidiaries during such period, other than (x) Capital Expenditures to the extent financed by Capitalized Leases (but only to the extent so financed and not paid in cash), (y) Capital Expenditures to the extent financed by purchase money indebtedness (but only to the extent so financed and not paid in cash) and
(z) Capital Expenditures made by IXnet and its Subsidiaries out of the IPO Net Cash Proceeds (but only to the extent so made out of the IPO Net Cash Proceeds) (in the case of (x), (y) and (z) only to the extent that such transactions are permitted by, and its compliance with, the terms and conditions of this Agreement), less the aggregate amount of federal, state, local and foreign
            ----
income taxes paid by the Parent Borrower and its Subsidiaries in cash during such period, other than (x) various foreign income taxes paid by Foreign Subsidiaries to the extent that such foreign income taxes do not in the aggregate exceed $1,000,000 during such period, (y) the payment by IPC UK in June 1999 of certain foreign income taxes in the aggregate amount of approximately (Pounds)4,200,000 and (z) the payment by IPC UK in July 1999 of the ACT (Advance Corporation Tax) in the aggregate amount of approximately (Pounds)5,625,000, less cash dividends paid by the Parent Borrower to the holder
                   ----
of its common stock (i.e. Holdings) during such period to the extent that the Parent Borrower is expressly permitted to pay such dividends under this Agreement, to the (ii) sum of (x) cash interest payable by the Parent Borrower and its Subsidiaries on all Debt during such period plus (y) principal amounts
                                                    ----
of all Debt payable by the Parent Borrower and its Subsidiaries during such twelve month period ending October 31, 1999, of not less than 1.28:1.00 for such period ending October 31, 1999.

     2.7 The Parent Borrower shall furnish to the Lender Parties and the Agents no later than December 15, 1999, monthly financial statements as at and for the twelve month period ended October 31, 1999, including balance sheets, statements of income and statements of cash flows, which shall be prepared in a manner consistent with the quarterly financial statements required under Section 5.03 of the Credit Agreement, shall be certified by the chief financial officer of Holdings and the Parent Borrower in a manner consistent with the certification of the quarterly financial statements required under Section 5.03, shall demonstrate compliance with each of the financial covenants set forth in Sections 2.3 through 2.5, inclusive, of this Amendment and shall otherwise be in form and substance acceptable to the Administrative Agent and Lenders.

     2.8 The failure to perform or observe any of the covenants or agreements contained in Sections 2.3 through 2.6, inclusive, of this Amendment shall constitute an immediate "Event of Default" under the Credit Agreement, as and to the same extent as if such failure to perform or observe any of such covenants or agreements was an "Event of Default" under Section 6.01 (c) of the Credit Agreement.

3.   Acknowledgment and Consent of Guarantors.  Each Guarantor hereby consents
     ----------------------------------------
to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment or any of the other prior amendments comprising part of the Credit Agreement, the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

4.   Conditions Precedent to Amendment.  This Amendment shall be effective upon
     ---------------------------------
satisfaction of each of the following conditions precedent:

     4.1. This Amendment shall have been duly executed and delivered by each of the Borrowers, Holdings, the Guarantors, the Administrative Agent and Required Lenders.

     4.2. The Parent Borrower shall have paid an amendment fee in an amount equal to $65,000 to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Amendment.

     4.3. All of the representations and warranties contained in the Credit Agreement and any other documents executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof.

5.   Reference to and Effect Upon the Credit Agreement and other Loan
     ----------------------------------------------------------------
Agreements.
-----------

     5.1. Except as specifically amended in Section 2, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

     5.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.   Counterparts.  This Amendment may be executed in any number of
     ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be as effective as delivery of a manually signed original counterpart.

7.   Costs and Expenses.  As provided in Section 8.04 of the Credit Agreement,
     ------------------
Borrowers shall pay the fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

9.   Headings.  Section headings in this Amendment are included herein for
     --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                           [Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment No. 4 to Amended and Restated Credit Agreement has been duly executed as of the date first written above.

                               IPC INFORMATION SYSTEMS, INC.,
                               as Parent Borrower


                               By: _________________________

                               Title:_______________________


                               IPC FUNDING CORP.,
                               as Sub Borrower


                               By:__________________________

                               Title:_______________________


                               IPC COMMUNICATIONS, INC.,
                               as a Loan Party


                               By:__________________________

                               Title:_______________________


                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as Administrative Agent, Collateral Agent,
                               Issuing Bank and Lender


                               By:__________________________

                               Title:_______________________


                               FIRST UNION NATIONAL BANK,
                               as a Lender

                               By: _________________________

                               Title: ______________________


                               GMAC COMMERCIAL CREDIT LLC,
                               as a Lender


                               By: _________________________

                               Title:_______________________


                               INTERNATIONAL EXCHANGE NETWORKS, LTD., as a
                               Guarantor


                               By: _________________________

                               Title:_______________________

                               INTERNATIONAL EXCHANGE NETWORK CORP., as a
                               Guarantor


                               By: _________________________

                               Title:________________________


                               HNG CORP., as a Guarantor


                               By: _________________________

                               Title:________________________


                               V BAND CORPORATION, as a Guarantor


                               By: _________________________

                               Title:________________________


                               IXNET, INC., as a Guarantor


                               By: _________________________

                               Title:________________________


                               IPC INFORMATION SYSTEMS FAR EAST INC., as a
                               Guarantor


                               By: _________________________

                               Title:________________________


                               MXNET INC., as a Guarantor


                               By: _________________________

                               Title:________________________

                               IPC INFORMATION SYSTEMS ASIA PACIFIC, LIMITED, as a Guarantor


                               By: _________________________

                               Title:________________________




                               IPC INFORMATION SYSTEMS CANADA, INC., as a
                               Guarantor


                               By: _________________________

                               Title:________________________




                               IXNET UK LIMITED, as a Guarantor


                               By: _________________________

                               Title:________________________





                               IPC INFORMATION SYSTEMS, as a Guarantor


                               By: _________________________

                               Title:________________________





                               IPC UK HOLDINGS, LTD., as a Guarantor


                               By: _________________________

                               Title:________________________





                               IPC UK SPC LIMITED, as a Guarantor


                               By: _________________________

                               Title:________________________

                               SATURN GLOBAL NETWORK SERVICES HOLDINGS
                               LIMITED, as a Guarantor


                               By: _________________________

                               Title:________________________





                               IXNET AUSTRALIA PTY LIMITED, as a Guarantor


                               By: _________________________

                               Title:________________________



                               IXNET HONG KONG LIMITED (f/k/a Saturn Global
                               Network Services (Hong Kong) Limited), as a
                               Guarantor


                               By: _________________________

                               Title:________________________





                               SATURN GLOBAL NETWORK SERVICES (JAPAN) LTD., as a Guarantor


                               By: _________________________

                               Title:________________________





                               SATURN GLOBAL NETWORK SERVICES (SINGAPORE) PTE LTD., as a Guarantor


                               By: _________________________

                               Title:________________________